Q1 Fiscal Year 2023 Financial Results Conference Call President & Chief Executive Officer David J. Wilson July 28, 2022 Executive VP – Finance & Chief Financial Officer Gregory P. Rustowicz

© 2022 COLUMBUS MCKINNON CORPORATION These slides, and the accompanying oral discussion (together, this “presentation”), contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements concerning expected growth, future sales and EBITDA margins, and future potential to deliver results; the execution of its strategy and further transformation of the Company with stronger growth, less cyclicality and higher margins, and achievement of certain goals. These statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including the impact of supply chain challenges and inflation, the ability of the Company to scale the organization, achieve its financial targets including revenue and adjusted EBITDA margin, and to execute CMBS and the Core Growth Framework; global economic and business conditions affecting the industries served by the Company and its subsidiaries including COVID-19; the Company's customers and suppliers, competitor responses to the Company's products and services, the overall market acceptance of such products and services, the ability to expand into new markets and geographic regions, and other factors disclosed in the Company's periodic reports filed with the Securities and Exchange Commission. Consequently, such forward-looking statements should be regarded as current plans, estimates and beliefs. The Company assumes no obligation to update the forward-looking information contained in this presentation. Non-GAAP Financial Measures and Forward-looking Non-GAAP Measures This presentation will discuss some non-GAAP (“adjusted”) financial measures which we believe are useful in evaluating our performance. You should not consider the presentation of this additional information in isolation or as a substitute for results compared in accordance with GAAP. The non-GAAP (“adjusted”) measures are noted and reconciliations of comparable GAAP with non-GAAP measures can be found in tables included in the Supplemental Information portion of this presentation. Safe Harbor Statement 2

© 2022 COLUMBUS MCKINNON CORPORATION 3 Executing Plan: Capturing Price & Delivering Margins Transformation unlocking more potential for growth in face of macroeconomic conditions Delivered revenue of $220 million and record gross margin despite headwinds • Revenue increased 6.5% on a constant currency basis • Achieved record gross margin of 37.5% as CMBS drives strong execution • Business realignment enabling cost synergies and enhanced collaboration • Releasing potential and earnings power; adjusted EBTIDA of 15.9% Increasing demand for Intelligent Motion Solutions to solve complex challenges • Order strength in the Americas and Europe; overall orders up 11% on a constant currency basis • Orders of $267.1 million continue over $1 billion annualized run rate • New structure driving demand across products and markets through simplification and improving customer service • Record backlog at $351.6 million; shipments continue to be impacted by supply chain Delivering Results Aligned with Columbus McKinnon’s Transformation

© 2022 COLUMBUS MCKINNON CORPORATION 4 Unlocking CMCO’s Potential Business System and Core Growth Framework to Transform CMCO Framework to Deliver Differentiated Growth, Financial Performance and Shareholder Value GROWTH FRAMEWORKCMBS TRANSFORMATION

© 2022 COLUMBUS MCKINNON CORPORATION 5 Operational Performance TTM gross margin improved 30 bps due to strong Q1FY23 results Continuing to Progress Along Path to Top-tier Margin Profile ADJUSTED GROSS MARGIN PROGRESSION • Operational Excellence • 80/20 simplification • Volume/scale • Pricing • Accretive acquisitions GROSS MARGIN LEVERS 33.7% 35.0% 35.4% 34.1% 36.1% 36.4% ~40% FY18 FY19 FY20 FY21 FY22 Q1 FY23 TTM FY27E

© 2022 COLUMBUS MCKINNON CORPORATION Net Sales Q1 Sales Impacted by Supply Chain Disruptions and Planned ERP Implementation in Germany Quarter Sales Bridge • U.S.: 5.1% pricing and 0.1% volume increase • Non-U.S.: 3.6% pricing and 4.9% volume decrease 6 Quarter Q1 FY22 Sales $ 213.5 Acquisitions 8.5 4.0% Volume (4.3) (2.0)% Pricing 9.6 4.5% Foreign currency translation (7.0) (3.3)% Total change $ 6.8 3.2% Q1 FY23 Sales $ 220.3 Note: Components may not add to totals due to rounding Q1 sales up 6.5% on constant currency from prior-year period driven by strategic pricing and acquisition $213.5 $223.6 $216.1 $253.4 $220.3 Q1 FY22 Q2 FY22 Q3 FY22 Q4 FY22 Q1 FY23 ($ in millions)

© 2022 COLUMBUS MCKINNON CORPORATION 7 Gross Profit & Margin Quarter Gross Profit Bridge Quarter Q1 FY22 Gross Profit $ 74.1 Acquisition 3.1 Price, net of material cost inflation 3.1 Prior year acq. inventory step-up expense 3.0 Sales volume and mix 1.0 Prior year acquisition integration costs 0.5 Tariffs 0.1 Productivity, net of other cost changes 0.1 Foreign currency translation (2.5) Total Change $ 8.4 Q1 FY23 Gross Profit $ 82.5 Record Adjusted Gross Margin Increased 120 bps Driven by Strategic Pricing and Favorable Mix $74.1 $81.1 $75.1 $85.5 $82.5 34.7% 36.3% 34.7% 33.7% 37.5% 36.3% 36.7% 36.7% 34.8% 37.5% Q1 FY22 Q2 FY22 Q3 FY22 Q4 FY22 Q1 FY23 Adjusted Gross Margin ($ in millions)

© 2022 COLUMBUS MCKINNON CORPORATION 8 RSG&A $23.5 $24.2 $24.5 $27.1 $26.2 $30.1 $23.2 $25.1 $23.6 $21.9 $3.6 $3.8 $3.9 $4.1 $5.1 $57.2 $51.2 $53.5 $54.8 $53.2 Q1 FY22 Q2 FY22 Q3 FY22 Q4 FY22 Q1 FY23 Selling G&A R&D Q1 FY23 RSG&A lower than guidance at $51.4 million excluding $1.7 million in business realignment costs • Reflected lower stock compensation expense of $1.6 million Decrease from prior year period due to $8.7 million of acquisition deal and integration costs in Q1 FY22 • Q1 FY23 Included $1.4 million from acquisition • FX benefit of $1.6 million Expect RSG&A of approximately $54 to $55 million in Q2 FY23(1) • Merit increases effective July 1, 2022 • Maintaining cost discipline (1)RSG&A guidance provided July 28, 2022. Excludes business realignment, integration, acquisitions and other one-time costs Note: Components may not add to totals due to rounding RSG&A as % of sales: 24.8% 21.6% 24.1%26.8% 22.9% Controlling RSG&A Costs to Offset Significant Inflationary Impacts ($ in millions)

© 2022 COLUMBUS MCKINNON CORPORATION 9 Operating Income Q1 FY23 operating income of $22.8 million; operating margin of 10.4% • Includes $1.7 million of business realignment costs • Prior year included acquisition related costs of $12.2 million Adjusted operating income of $24.6 million; adjusted operating margin of 11.1% • Acquisition added 10 basis points to adjusted operating margin in quarter Q2 FY23 amortization expense expected to be approximately $6.5 million at current FX rates Executing CMBS to Address Headwinds of Inflation and Supply Chain Constraints Operating Income & Margin Adjusted Operating Income & Margin $23.6 $25.5 $20.5 $28.6 $24.6 11.1% 11.4% 9.5% 11.2% 11.1% Q1 FY22 Q2 FY22 Q3 FY22 Q4 FY22 Q1 FY23 $10.7 $23.7 $15.3 $24.1 $22.8 5.0% 10.6% 7.1% 9.5% 10.4% Q1 FY22 Q2 FY22 Q3 FY22 Q4 FY22 Q1 FY23 ($ in millions)

Earnings Per Share



GAAP Diluted EPS
($0.27)
$0.53
$0.34
$0.41
$0.29
Q1 FY22
Q2 FY22
Q3 FY22
Q4 FY22
Q1 FY23



Adjusted EPS
$0.69
$0.74
$0.60
$0.79
$0.69
Q1 FY22
Q2 FY22
Q3 FY22
Q4 FY22
Q1 FY23

Q1 FY23 GAAP net income of $8.4 million

- Effective tax rate of 52% driven by discrete items

Adj. net income of $19.9 million in the quarter

- $6.5 million of amortization of intangibles
- $1.7 million of business realignment costs
- $0.1 million of acquisition related expense

Guidance:

- FY23 non-GAAP adjusted tax rate: 22%[1]
- Q2 FY23 interest expense of ~$6.8 million[1]
- Q2 FY23 diluted shares outstanding: ~29.0 million[1]

Transformation Expected to Drive Earnings Growth

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© 2022 COLUMBUS MCKINNON CORPORATION

[1]Guidance on tax rate, interest expense, and number of diluted shares outstanding provided on July 28, 2022

Adjusted EBITDA & ROIC

Adjusted EBITDA Margin


11.9%
15.4%
15.4%
FY21
FY22
Q1 FY23 TTM

Return on Invested Capital (ROIC)(1)


6.6%
7.5%
6.8%
FY21
FY22
Q1 FY23 TTM

Q1 FY23 adjusted EBITDA margin of 15.9%

- 20 basis point contribution from acquisition
- Targeting ~21% adjusted EBITDA margin in FY27

Targeting ROIC in excess of WACC

- TTM ROIC reflects higher average capital base driven by timing of acquisitions
- Strategy expected to deliver improved earnings power and ROIC over time

Adjusted EBITDA Margin Benefits from Portfolio Transformation

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© 2022 COLUMBUS MCKINNON CORPORATION

(1)ROIC is a non-GAAP measure defined as adjusted income from operations, net of taxes at a 22% normalized rate, for the trailing four quarters divided by the average of debt plus equity less cash (average capital) for the trailing five quarters.

© 2022 COLUMBUS MCKINNON CORPORATION $97.4 $86.6 $35.8 $32.7 163% 951% 121% 72% FY20 FY21 FY22 Q1 FY23 TTM 12 Free Cash Flow & Conversion (2) Cash Flow Note: Components may not add to totals due to rounding Three Months Ended 6/30/22 6/30/21 Net cash provided by (used in) operating activities $(11.2) $(7.4) CapEx (3.0) (3.6) Free cash flow (FCF) $(14.1) $(11.0) (1)Capital expenditure guidance provided July 28, 2022. (2)See Supplemental Slides for the definition of free cash flow, free cash flow conversion reconciliation and other disclaimers regarding non-GAAP information. • Cash used in Q1 FY23 reflects annual bonus payments and investments in inventory to meet demand • Expect to be cash flow positive for remainder of FY23 • FY23 CapEx expected to be approximately $25 to $30 million (1) • Includes investments in productivity and centers of excellence Free Cash Flow Expected to Improve as Year Progresses ($ in millions)

© 2022 COLUMBUS MCKINNON CORPORATION 13 Capital Structure Pro-forma net debt leverage ratio of ~2.9x(1) • Net debt to net total capital: 34.9% Reduced debt $10 million in the quarter Expect to pay down $40 million in FY23 Financial flexibility • ~$168 million of liquidity • Financial strength and cash generation capability enables execution of strategy including bolt-on acquisitions, without over leveraging balance sheet Flexible Capital Structure and Solid Balance Sheet Supports Strategy in All Market Conditions CAPITALIZATION June 30, 2022 March 31, 2022 Cash and cash equivalents $ 85.7 $ 115.4 Total debt 501.3 511.2 Total net debt 415.7 395.8 Shareholders’ equity 775.2 772.8 Total capitalization $ 1,276.5 $ 1,284.0 Debt/total capitalization 39.3% 39.8% Net debt/net total capitalization 34.9% 33.9% (1)Pro-forma net debt leverage ratio is defined as Net Debt / TTM Adjusted EBITDA including acquisitions ($ in millions) Note: Components may not add to totals due to rounding

© 2022 COLUMBUS MCKINNON CORPORATION 14 Continued Strength in Orders Record backlog of $351.6 million Orders and Backlog • Up 7%; 11% on constant currency basis with double-digit growth in Americas and EMEA • Sequential average daily order rate held steady countering typical Q1 decline off Q4 strength • Up 9% in short term backlog and up 20% in long term backlog (1), sequentially • Short term backlog represents 80% of Q2 FY23 revenue guidance at mid-point of range Strong Book-to-Bill Ratio Supports Continued Future Growth $249.8 $238.3 $230.5 $269.8 $267.1 1.17x 1.07x 1.07x 1.06x 1.21x Q1 FY22 Q2 FY22 Q3 FY22 Q4 FY22 Q1 FY23 Orders Book:Bill (1)Long term backlog is expected to ship beyond three months $107.3 $110.5 $116.3 $135.2 $162.8 $140.1 $145.1 $178.4 $173.9 $188.8 $247.4 $255.6 $294.7 $309.1 $351.6 Q1 FY22 Q2 FY22 Q3 FY22 Q4 FY22 Q1 FY23 Long Term Backlog Short Term Backlog (1) ($ in millions)

© 2022 COLUMBUS MCKINNON CORPORATION 15Creating a Scalable Enterprise with Stronger Earnings Power Strong Start to FY23 (1) Revenue guidance provided July 28, 2022 Q2 FY2023 outlook • Expect Q2 FY23 net sales of approximately $230 million to $240 million(1), up mid-to-high single digits sequentially • Executing plan and addressing supply chain bottlenecks Driving growth initiatives with Core Growth Framework • Near record orders in Q1 of $267 million • Demand remains strong across markets and is increasing in Defense, Entertainment, Rail & Utilities Realigned business, driving operational improvements, elevating competitive advantage • Focused on delivering results aligned with transformation strategy • Financial strength to execute plan through cycles

Beyond the Blueprint

CMCO INTELLIGENT MOTION

STRATEGIC PLAN TO TRANSFORM COLUMBUS MCKINNON INTO A GLOBAL INTELLIGENT MOTION ENTERPRISE

- ✓ Advances CMCO to achieve target ~$1.5 billion in revenue and ~21% EBITDA margin in FY27
- ✓ Evolves the enterprise from cyclical industrial to top-tier, secular growth, intelligent motion solutions
- ✓ Delivers ~$250 million of organic initiative growth and ~$325 million of M&A growth
  - M&A includes ~$250 million of acquired revenue and ~$75 million of growth from acquired businesses

Elevates competitive advantage via deployment of Columbus McKinnon's Business System (CMBS)	Increases digital capabilities with technology enablers that support growth and cost optimization	Incorporates factory simplification to drive earnings power	Strengthens talent processes, improves organizational structure and advances succession

Targeting Top-tier Performance Over the Strategic Planning Period

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© 2022 COLUMBUS MCKINNON CORPORATION

Q1 Fiscal Year 2023 Financial Results Conference Call President & Chief Executive Officer David J. Wilson July 28, 2022 Executive VP – Finance & Chief Financial Officer Gregory P. Rustowicz

Supplemental Information

© 2022 COLUMBUS MCKINNON CORPORATION 19 Conference Call Playback Info Replay Number: 412-317-6671 passcode: 13730934 Telephone replay available through August 4, 2022 Webcast / PowerPoint / Replay available at investors.columbusmckinnon.com Transcript, when available, at investors.columbusmckinnon.com

Adjusted Gross Profit Reconciliation

CMCO INTELLIGENT MOTION

($ in thousands)	Quarter				
	Q1 FY22	Q2 FY22	Q3 FY22	Q4 FY22	Q1 FY23
GAAP gross profit	$ 74,063	$ 81,135	$ 75,057	$ 85,475	$ 82,519
Add back (deduct):					
Acquisition inventory step-up expense	2,981	—	515	1,546	—
Product liability settlement	—	—	2,850	—	—
Acquisition amortization of backlog	—	—	450	1,650	—
Business realignment costs	—	914	692	—	—
Acquisition integration costs	521	—	—	—	—
Non-GAAP adjusted gross profit	$ 77,565	$ 82,049	$ 79,564	$ 88,671	$ 82,519
Sales	213,464	223,635	216,088	253,368	220,287
Add back:					
Acquisition amortization of backlog	—	—	450	1,650	—
Non-GAAP sales	$ 213,464	$ 223,635	$ 216,538	$ 255,018	$ 220,287
Gross margin – GAAP	34.7%	36.3%	34.7%	33.7%	37.5%
Adjusted gross margin – Non-GAAP	36.3%	36.7%	36.7%	34.8%	37.5%

Adjusted gross profit is defined as gross profit as reported, adjusted for certain items. Adjusted gross profit is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable with the measures as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information, such as adjusted gross profit, is important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's gross profit to the historical periods' gross profit, as well as facilitates a more meaningful comparison of the Company's gross profit to that of other companies.

20

Adjusted Gross Profit Reconciliation

($ in thousands)	Fiscal Year					TTM
	2018	2019	2020	2021	2022	Q1 FY23
GAAP gross profit	$ 285,061	$ 304,997	$ 283,186	$ 220,225	$ 315,730	$ 324,186
Add back (deduct):						
Product liability settlement	—	—	—	—	2,850	2,850
Acquisition amortization of backlog	—	—	—	—	2,100	2,100
Acquisition inventory step-up expense	—	—	—	—	5,042	2,061
Business realignment costs	—	286	1,037	830	1,606	1,606
Acquisition deal and integration costs	307	—	—	—	521	—
Factory closures	—	1,473	2,800	2,671	—	—
Insurance settlement	(2,362)	—	(382)	—	—	—
Gain on sale of building	—	—	—	(2,189)	—	—
Non-GAAP adjusted gross profit	$ 283,006	$ 306,756	$ 286,641	$ 221,537	$ 327,849	$ 332,803
Sales	839,419	876,282	809,162	649,642	906,555	913,378
Add back:						
Acquisition amortization of backlog	—	—	—	—	2,100	2,100
Non-GAAP sales	$ 839,419	$ 876,282	$ 809,162	$ 649,642	$ 908,655	$ 915,478
Gross margin – GAAP	34.0%	34.8%	35.0%	33.9%	34.8%	35.5%
Adjusted gross margin – Non-GAAP	33.7%	35.0%	35.4%	34.1%	36.1%	36.4%

Adjusted gross profit is defined as gross profit as reported, adjusted for certain items. Adjusted gross profit is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable with the measures as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information, such as adjusted gross profit, is important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's gross profit to the historical periods' gross profit, as well as facilitates a more meaningful comparison of the Company's gross profit to that of other companies.

21

Adjusted Income from Operations Reconciliation

($ in thousands)	Quarter					Fiscal Year	
	Q1 FY22	Q2 FY22	Q3 FY22	Q4 FY22	Q1 FY23	2021	2022
GAAP income from operations	$ 10,746	$ 23,660	$ 15,316	$ 24,059	$ 22,817	$ 42,255	$ 73,781
Add back (deduct):							
Acquisition deal and integration costs	9,242	632	370	229	86	3,951	10,473
Acquisition inventory step-up expense	2,981	—	515	1,546	—	—	5,042
Business realignment costs	623	1,200	964	1,115	1,657	1,470	3,902
Product liability settlement	—	—	2,850	—	—	—	2,850
Acquisition amortization of backlog	—	—	450	1,650	—	—	2,100
Factory closures	—	—	—	—	—	3,778	—
Insurance recovery legal costs	—	—	—	—	—	229	—
Gain on sale of building	—	—	—	—	—	(2,638)	—
Non-GAAP adjusted income from operations	$ 23,592	$ 25,492	$ 20,465	$ 28,599	$ 24,560	$ 49,045	$ 98,148
Sales	213,464	223,635	216,088	253,368	220,287	649,642	906,555
Add back:							
Acquisition amortization of backlog	—	—	450	1,650	—	—	2,100
Non-GAAP sales	$ 213,464	$ 223,635	$ 216,538	$ 255,018	$ 220,287	$ 649,642	$ 908,655
Operating margin – GAAP	5.0%	10.6%	7.1%	9.5%	10.4%	6.5%	8.1%
Adjusted operating margin – Non-GAAP	11.1%	11.4%	9.5%	11.2%	11.1%	7.5%	10.8%

Adjusted income from operations is defined as income from operations as reported, adjusted for certain items. Adjusted income from operations is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable with the measures as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information, such as adjusted income from operations, is important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's income from operations to the historical periods' income from operations, as well as facilitates a more meaningful comparison of the Company's income from operations to that of other companies.

22

Adjusted Net Income Reconciliation

($ in thousands, except per share data)	Quarter					Fiscal Year	
	Q1 FY22	Q2 FY22	Q3 FY22	Q4 FY22	Q1 FY23	FY 2021	FY 2022
GAAP net income (loss)	$ (7,263)	$ 15,203	$ 9,894	$ 11,826	$ 8,391	$ 9,106	$ 29,660
Add back (deduct):							
Amortization of intangibles	6,109	6,285	6,254	6,635	6,535	12,623	25,283
Cost of debt refinancing	14,803	—	—	—	—	—	14,803
Acquisition deal and integration costs	9,242	632	370	229	86	3,951	10,473
Acquisition inventory step-up expense	2,981	—	515	1,546	—	—	5,042
Business realignment costs	623	1,200	964	1,115	1,657	1,470	3,902
Product liability settlement	—	—	2,850	—	—	—	2,850
Acquisition amortization of backlog	—	—	450	1,650	—	—	2,100
Non-cash pension settlement expense	—	—	—	—	—	19,046	—
Factory closures	—	—	—	—	—	3,778	—
Insurance recovery legal costs	—	—	—	—	—	229	—
Gain on sale of building	—	—	—	—	—	(2,638)	—
Normalize tax rate to 22%(1)	(7,792)	(1,946)	(3,854)	(260)	3,269	(9,708)	(13,852)
Non-GAAP adjusted net income	$ 18,703	$ 21,374	$ 17,443	$ 22,741	$ 19,938	$ 37,857	$ 80,261
Average diluted shares outstanding	27,159	28,756	28,840	28,845	28,699	24,173	28,401
Diluted income (loss) per share – GAAP	$(0.27)	$0.53	$0.34	$0.41	$0.29	$0.38	$1.04
Diluted income per share – Non-GAAP	$0.69	$0.74	$0.60	$0.79	$0.69	$1.57	$2.83

(1)Applies normalized tax rate of 22% to GAAP pre-tax income and non-GAAP adjustments above, which are each pre-tax.

Adjusted net income and diluted EPS are defined as GAAP net income/(loss) and diluted EPS as reported, adjusted for certain items, including amortization of intangible assets, and also adjusted for a normalized tax rate. Adjusted net income and diluted EPS are not measures determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable with the measures used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information, such as adjusted net income and diluted EPS, is important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's net income/(loss) and diluted EPS to the historical periods' net income/(loss) and diluted EPS, as well as facilitates a more meaningful comparison of the Company's net income/(loss) and diluted EPS to that of other companies. The Company believes that representing adjusted EPS provides a better understanding of its earnings power inclusive of adjusting for the non-cash amortization of intangible assets, reflecting the Company's strategy to grow through acquisitions as well as organically.

23

Adjusted EBITDA Reconciliation

CMCO INTELLIGENT MOTION

($ in thousands)	Quarter					Fiscal Year		TTM
	Q1 FY22	Q2 FY22	Q3 FY22	Q4 FY22	Q1 FY23	2021	2022	Q1 FY23
GAAP net income (loss)	$ (7,263)	$ 15,203	$ 9,894	$ 11,826	$ 8,391	$ 9,106	$ 29,660	$ 45,314
Add back (deduct):								
Income tax expense (benefit)	(2,517)	4,083	1,066	6,154	8,893	970	8,786	20,196
Interest and debt expense	5,812	4,587	4,375	5,352	6,203	12,081	20,126	20,517
Investment (income) loss	(433)	(115)	(76)	578	430	(1,693)	(46)	817
Foreign currency exchange (gain) loss	94	441	512	527	1,203	941	1,574	2,683
Other (income) expense, net	250	(539)	(455)	(378)	(2,303)	20,850	(1,122)	(3,675)
Depreciation and amortization expense	10,467	10,502	10,276	10,679	10,469	28,153	41,924	41,924
Cost of debt refinancing	14,803	—	—	—	—	—	14,803	—
Acquisition deal and integration costs	9,242	632	370	229	86	3,951	10,473	1,317
Acquisition inventory step-up expense	2,981	—	515	1,546	—	—	5,042	2,061
Product liability settlement	—	—	2,850	—	—	—	2,850	2,850
Business realignment costs	623	1,200	964	1,115	1,657	1,470	3,902	4,936
Acquisition amortization of backlog	—	—	450	1,650	—	—	2,100	2,100
Factory closures	—	—	—	—	—	3,778	—	—
Insurance recovery legal costs	—	—	—	—	—	229	—	—
Gain on sale of building	—	—	—	—	—	(2,638)	—	—
Non-GAAP adjusted EBITDA	$ 34,059	$ 35,994	$ 30,741	$ 39,278	$ 35,029	$ 77,198	$ 140,072	$ 141,042
Sales	$ 213,464	$ 223,635	$ 216,088	$ 253,368	$ 220,287	$ 649,642	$ 906,555	$ 913,378
Add back:								
Acquisition amortization of backlog	—	—	450	1,650	—	—	2,100	2,100
Non-GAAP sales	$ 213,464	$ 223,635	$ 216,538	$ 255,018	$ 220,287	$ 649,642	$ 908,655	$ 915,478
Net income (loss) margin – GAAP	(3.4)%	6.8%	4.6%	4.7%	3.8%	1.4%	3.3%	5.0%
Adjusted EBITDA margin – Non-GAAP	16.0%	16.1%	14.2%	15.4%	15.9%	11.9%	15.4%	15.4%

Adjusted EBITDA is defined as net income before interest expense, income taxes, depreciation, amortization, and other adjustments. Adjusted EBITDA is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable with the measures as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information, such as adjusted EBITDA, is important for investors and other readers of the Company's financial statements.

24

Return on Invested Capital (ROIC) Reconciliation

CMCO INTELLIGENT MOTION

($ in thousands)	TTM	Fiscal Year	
	Q1 FY23	2021	2022
GAAP income from operations	$ 85,852	$ 42,255	$ 73,781
Add back (deduct):			
Acquisition deal and integration costs	1,317	3,951	10,473
Acquisition inventory step-up expense	2,061	—	5,042
Product liability settlement	2,850	—	2,850
Acquisition amortization of backlog	2,100	—	2,100
Factory closures	—	3,778	—
Business realignment costs	4,936	1,470	3,902
Insurance recovery legal costs	—	229	—
Gain on sale of building	—	(2,638)	—
Non-GAAP adjusted income from operations	$ 99,116	$ 49,045	$ 98,148
Non-GAAP adjusted income from operations, net of normalized tax rate of 22%	$ 77,310	$ 38,255	$ 76,555
Trailing five quarter averages:			
Total debt	489,242	260,130	438,768
Total shareholders' equity	750,646	487,523	701,640
Cash and cash equivalents	100,343	168,599	123,636
Net total capitalization	$ 1,139,545	$ 579,054	$ 1,016,772
Return on invested capital (ROIC) – Non-GAAP	6.8%	6.6%	7.5%

ROIC is defined as adjusted income from operations, net of taxes at a 22% normalized rate, for the trailing four quarters divided by the average of debt plus equity less cash (average capital) for the trailing five quarters. ROIC is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable with the measures as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information, such as ROIC, is important for investors and other readers of the Company's financial statements.

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© 2022 COLUMBUS MCKINNON CORPORATION Free Cash Flow & Free Cash Flow Conversion Reconciliation ($ in thousands) TTM Fiscal Year Q1 FY23 2020 2021 2022 Cash from operations $ 45,100 $ 106,795 $ 98,890 $ 48,881 Capital expenditures (12,409) (9,432) (12,300) (13,104) Free cash flow (FCF) $ 32,691 $ 97,363 $ 86,590 $ 35,777 GAAP net income 45,314 59,672 9,106 29,660 Free cash flow conversion 72% 163% 951% 121% Free cash flow is defined as cash from operations minus capital expenditures. Free cash flow conversion is defined as free cash flow divided by net income. Free cash flow and free cash flow conversion are not measures determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable with the measures as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information, such as free cash flow and free cash flow conversion, is important for investors and other readers of the Company’s financial statements and assists in understanding the comparison of the current quarter’s and current year’s cash flow to the historical periods’ cash flow, as well as facilitates a more meaningful comparison of the Company’s cash flow to that of other companies. 26

© 2022 COLUMBUS MCKINNON CORPORATION 27 U.S. Capacity Utilization Eurozone Capacity Utilization Industrial Capacity Utilization Source: The Federal Reserve Board Source: European Commission 60% 65% 70% 75% 80% Manufacturing Total 79.3% (Manufacturing) 80.0% (Total) June 2022(1) 65% 67% 69% 71% 73% 75% 77% 79% 81% 83% 85% 82.6% Q2 2022 (1) June 2022 numbers are preliminary

© 2022 COLUMBUS MCKINNON CORPORATION 28 ISM Production Index Source: Institute for Supply Chain Management 25% 30% 35% 40% 45% 50% 55% 60% 65% 70% 54.9% June 2022

Q1 Fiscal Year 2023 Financial Results Conference Call President & Chief Executive Officer David J. Wilson July 28, 2022 Executive VP – Finance & Chief Financial Officer Gregory P. Rustowicz